Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 23, 2008, relating to the financial statements and financial highlights which appear in the October 31, 2008 Annual Report to Shareholders of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers and California Intermediate Tax-Free Fund (seven of the series constituting Managers Trust I), which are also incorporated by reference into the Registration Statement and of our report dated February 20, 2008, relating to the financial statements and financial highlights which appears in the December 31, 2007 Annual Report to Shareholders of Managers Global Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 23, 2008, relating to the financial statements and financial highlights which appears in the October 31, 2008 Annual Report to Shareholders of Managers AMG FQ Tax Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (three of the series constituting Managers Trust I), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2009